Exhibit 21.1

APTIV PLC
All Subsidiaries

Entity Name	Jurisdiction
A.E. Enterprises, LLC	Michigan
Alambrados y Circuitos Eléctricos, S. de R.L. de C.V.	Mexico
Antaya Technologies Asia Ltd.	Hong Kong
Antaya Technologies Corp.	Delaware
Aptiv (China) Holding Company Limited	China
Aptiv (China) Technology Company Limited	China
Aptiv (Shanghai) International Management Company Ltd.	Shanghai
Aptiv (UK) Holdings Limited	England and Wales
Aptiv Asia Pacific Holdings (UK) LLP	England and Wales
Aptiv China Holdings (US) LLC	Delaware
Aptiv Components (Shanghai) Company Limited	China
Aptiv Components India Private Ltd.	India
Aptiv Connection Systems (Shanghai) Ltd.	China
Aptiv Connection Systems Holding Deutschland GmbH	Germany
Aptiv Connection Systems Holding Hong Kong Limited	Hong Kong
Aptiv Connection Systems Holdings (US) LLC	Delaware
Aptiv Connection Systems Hungary Kft	Hungary
Aptiv Connection Systems India Private Limited	India
Aptiv Connection Systems Korea LLC	Korea
Aptiv Connection Systems Services Austria GmbH	Austria
Aptiv Connection Systems Services Italia S.P.A.	Italy
Aptiv Connection Systems Services Japan, Ltd.	Japan
Aptiv Contract Services Ciudad Juarez, S. de R.L. de C.V.	Mexico
Aptiv Contract Services de Mexico, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Matamoros, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Noreste, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Nuevo Laredo, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Sweden AB	Sweden
Aptiv Contract Services Tamaulipas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Tijuana, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Zacatecas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services, S. de R.L. de C.V.	Mexico
Aptiv Corporation	Delaware
Aptiv Electric Systems Company Ltd.*	China
Aptiv Electrical Centers (Shanghai) Co. Ltd.	China
Aptiv Electronics (Suzhou) Co. Ltd.	China
Aptiv European Holdings (UK) Limited	England and Wales
Aptiv Financial Holdings (UK) LLP	England and Wales
Aptiv Financial Investment Services (UK) Limited	England and Wales
Aptiv Financial Management, LLC	Delaware
Aptiv Financial Services (Luxembourg) S.a r.l.	Luxembourg

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Aptiv Financial Services (UK) Limited	England and Wales
Aptiv Foundation, Inc.	Michigan
Aptiv Global Financial Services (Luxembourg) S.a r.l.	Luxembourg
Aptiv Global Financing Limited	Ireland
Aptiv Global Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv Global Holdings (UK) Limited	England and Wales
Aptiv Global Holdings 2 (Luxembourg) S.àr.l	Luxembourg
Aptiv Global Holdings Limited	Ireland
Aptiv Global Investments UK LLP	England and Wales
Aptiv Global Operations Limited	Ireland
Aptiv Global Real Estate Services (US), LLC	Michigan
Aptiv Holdfi (UK) Limited	England and Wales
Aptiv Holdings (Austria) GmbH	Austria
Aptiv Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv Holdings (UK) Limited	England and Wales
Aptiv Holdings (US), LLC	Delaware
Aptiv Holdings Asia Pacific (Luxembourg) S.a r.l.	Luxembourg
Aptiv Holdings Deutschland GmbH	Germany
Aptiv Holdings France SAS	France
Aptiv Holdings Mexico, S. de R.L. de C.V.	Mexico
Aptiv Holdings US Limited	Jersey
Aptiv International Financial Services (UK) LLP	England and Wales
Aptiv International Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv International Holdings (UK) LLP	England and Wales
Aptiv International Holdings (US), LLC	Delaware
Aptiv International Holdings 2 (Luxembourg) S.a r.l.	Luxembourg
Aptiv International Holdings UK Two LLP	England and Wales
Aptiv International Services Company, LLC	Delaware
Aptiv Korea LLC	Korea
Aptiv Latin America Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv Latin America Holdings (UK) LLP	England and Wales
Aptiv Luxembourg Financial Services S.a r.l.	Luxembourg
Aptiv Luxembourg Holdings (UK) Limited	England and Wales
Aptiv Luxembourg Holdings S.a r.l.	Luxembourg
Aptiv Malaysia Sdn. Bhd.*	Malaysia
Aptiv Malta Holdings Limited	Malta
Aptiv Manufactura e Servicos de Distribuicao Ltda.	Brazil
Aptiv Manufacturing Management Services S.a r.l.	Luxembourg
Aptiv Medical Systems, LLC	Delaware
Aptiv Mexican Holdings (US) LLC	Michigan
Aptiv Mobility Services Austria MAT GmbH	Austria
Aptiv Mobility Services d.o.o. Novi Sad	Serbia
Aptiv Mobility Services Deutschland GmbH	Germany
Aptiv Mobility Services Japan, Ltd.	Japan
Aptiv Packard d.o.o. Leskovac	Serbia
Aptiv Properties Management Services (US) LLC	Delaware

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Aptiv S&P Mobility Services Spain, S.L.	Spain
Aptiv S&P Solutions Holdings (Spain), S.L.	Spain
Aptiv Safety & Mobility Services Singapore Pte. Ltd.	Singapore
Aptiv Safety Services Deutschland GmbH	Germany
Aptiv Services 2 France SAS	France
Aptiv Services 2 US, Inc.	Delaware
Aptiv Services 3 (US), LLC	Delaware
Aptiv Services 4 US, LLC	Delaware
Aptiv Services 5 US, LLC	Delaware
Aptiv Services Austria GPD. GmbH & Co KG	Austria
Aptiv Services Belgium N.V.	Belgium
Aptiv Services Czech s.r.o.	Czech Republic
Aptiv Services Deutschland GmbH	Germany
Aptiv Services France SAS	France
Aptiv Services Honduras, S. de R.L. de C.V.	Honduras
Aptiv Services Hungary Kft.	Hungary
Aptiv Services Italia S.r.l.	Italy
Aptiv Services Macedonia DOOEL Skopje	Macedonia
Aptiv Services Netherlands B.V.	Netherlands
Aptiv Services Poland S.A.	Poland
Aptiv Services Tunisia Sarl	Tunisia
Aptiv Services UK Limited	England and Wales
Aptiv Services Ukraine LLC	Ukraine
Aptiv Services US, LLC	Delaware
Aptiv Technologies Limited	Barbados
Aptiv Technology Services & Solutions S.R.L.	Romania
Aptiv Trade Management Services (US), LLC	Delaware
Aptiv UK Pension Trustees Limited	England and Wales
Aptiv US Operations Holdings, LLC	Delaware
Aptiv US Services General Partnership	Delaware
APTIVPORT SERVICES S.A.	Portugal
Arcomex S.A. de C.V.	Mexico
Arneses Electricos Automotrices, S.A. de C.V.	Mexico
Auburn Enterprises, LLC	Delaware
Autoensambles y Logistica, S.A. de C.V.	Mexico
Cablena, S.L.	Spain
Centro Técnico Herramental, S. de R.L. de C.V.	Mexico
Closed Joint Stock Company PES/SCC*	Russia
Control-Tec LLC	Michigan
Cordaflex Espana, S.A.	Spain
Cordaflex, S.A. de C.V.	Mexico
Daehan Electronics Yantai Co., Ltd.	China
Daewoo Motor Co., Ltd.	Korea
Delphi Automotive Systems (Thailand) Ltd.*•	Thailand
Delphi Automotive Systems Limited Sirketi	Turkey
Delphi Automotive Systems Maroc S.A.	Morocco

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

Delphi Connection Systems Morocco S.A.S.	Morocco
Delphi Connection Systems Nantong Ltd.	China
Delphi Connection Systems UK Limited•	England and Wales
Delphi DAS Designated Activity Company•	Ireland
Delphi Diesel Systems Service Mexico, S. de R.L. de C.V.	Mexico
Delphi International Operations Luxembourg S.ar.l.	Luxembourg
Delphi Packard Kenitra S.A.	Morocco
Delphi Packard Meknes	Morocco
Delphi Packard Moldova Noua S.R.L.	Romania
Delphi Packard Tanger SA	Morocco
Delphi Slovensko s.r.o.•	Slovak Republic
Gabriel de Mexico, S.A. de C.V.	Mexico
Harwich Holding GmbH	Germany
Harwich Holdings SAS	France
Harwich Holdings, LLC	Delaware
HE Microwave LLC*°	Delaware
HellermannTyton (Proprietary) Limited	South Africa
HellermannTyton (Wuxi) Electrical Accessories Company Limited	China
HellermannTyton AB	Sweden
HellermannTyton Alpha S.à r.l.	Luxembourg
HellermannTyton AS	Norway
HellermannTyton Australia Pty Ltd	Australia
HellermannTyton Beta S.à r.l.	Luxembourg
HellermannTyton BV	Netherlands
HellermannTyton Canada Inc.	Canada
HellermannTyton Co. Ltd	Japan
HellermannTyton Corporation	Delaware
HellermannTyton Data Limited	England and Wales
HellermannTyton Engineering GmbH	Germany
HellermannTyton Espana SL	Spain
HellermannTyton Finance Plc	England and Wales
HellermannTyton GmbH (Austria)	Austria
HellermannTyton GmbH (Germany)	Germany
HellermannTyton Gridbow (Proprietary) Limited*	South Africa
HellermannTyton Group PLC	England and Wales
HellermannTyton Holdings AB	Sweden
HellermannTyton Holdings Limited	England and Wales
HellermannTyton Kft	Hungary
HellermannTyton Limited	England and Wales
HellermannTyton Ltda	Brazil
HellermannTyton Manufacturas, S. de R.L. de C.V.	Mexico
HellermannTyton Maroc S.àr.l.	Morocco
HellermannTyton OOO	Russia
HellermannTyton Private Limited	India
HellermannTyton Private Limited	Delhi
HellermannTyton Pte Limited	Singapore

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

HellermannTyton Rohvel SL	Spain
HellermannTyton SAS	France
HellermannTyton SAS	France
HellermannTyton Services GmbH	Germany
HellermannTyton Services SARL AU	Morocco
HellermannTyton sp. z.o.o.	Poland
HellermannTyton Srl	Italy
HellermannTyton SRL	Argentina
HellermannTyton YH	Korea
HellermannTyton, S. de R.L. de C.V.	Mexico
Inmobiliaria Marlis, S.A.*	Mexico
Inmuebles Wagon, S.A.*	Mexico
Interessengemeinschaft fur Rundfunkschutzrechte GmbH	Germany
Interessengemeinschaft fur Rundfunkschutzrechte GmbH Schutzrechtsverwertung & Co. KG	Germany
Jiangsu Yoojin Electronics Co., Ltd.	China
KUM LLC	Korea
KUMAP Co., Ltd.	Korea
Monarch Antenna, Inc.	Michigan
Movimento (Shanghai) Co, Ltd.	China
Movimento Europe GmbH	Germany
Movimento Group AB	Sweden
Movimento International, S. de R.L. de C.V.	Mexico
Movimento, Inc.	Delaware
Noteco Comércio e Participacoes Ltda.	Brazil
nuTonomy Asia Pte. Ltd.	Singapore
nuTonomy, Inc.	Delaware
On-Site Limited	England and Wales
Ottomatika, Inc.	Delaware
Packard Korea Inc.*	Korea
Phoenix Assets Holdings, Ltd.	British Virgin Islands
Productos Delco de Chihuahua, S. de R.L. de C.V.	Mexico
Promotora de Partes Electricas Automotrices S.A. de C.V.*	Mexico
ProSTEP Produktions Technologie AG	Germany
PT Aptiv Components Indonesia*	Indonesia
PureDepth Incorporated Limited	New Zealand
PureDepth Limited	New Zealand
PureDepth, Inc.	Delaware
Rebafin GmbH	Austria
Rio Bravo Eléctricos, S. de R.L. de C.V.	Mexico
Shanghai Phoenix Communication & Technology Co., Ltd.	China
Staeng Limited	England and Wales
Tyson Intermediate Holdco Corp.	Delaware
Tyson Upper Intermediate Holdco Corp.	Delaware
Unterstützungsgesellschaft mbH Delphi Deutschland	Germany
Unwired Holdings, Inc.	Delaware
WF Global (BVI) Limited	British Virgin Islands

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant

WF Global (HK) Limited	Hong Kong
Winchester Holding, Inc.	Delaware
Winchester Interconnect (M) Sdn. Bhd.	Malaysia
Winchester Interconnect (Suzhou) Co., Ltd.	China
Winchester Interconnect Cable Assemblies, LLC	South Carolina
Winchester Interconnect CM Corporation	Connecticut
Winchester Interconnect Corporation	Delaware
Winchester Interconnect Hermetics, LLC	Florida
Winchester Interconnect RF Corporation	Massachusetts
Winchester Interconnect Ruggedized Corporation	Texas
WTechnology Canada, Inc.	Texas
W-Technology Holdings, Inc.	Delaware
W-Technology, Inc.	Texas
YanCheng SeMyung Electronics Co., Ltd.	China

*Entity is Joint Venture
• Entity in Liquidation
° Entity Dormant